Exhibit 10.02.5



                 AMENDMENT NO. 11 TO THE
         PRIMERICA CORPORATION STOCK OPTION PLAN



I. Section 3(b) of the Option Plan shall be deleted and restated in its entirety as follows:

     (1) Subject to the provisions of the Plan, the Committee (or, if necessary for tax pur-poses, a subcommittee thereof) shall have exclusive power to select the officers and other key employees of the Company and its subsidiaries participating in the Plan to be granted Options under the Plan, but no Option shall be granted to any member of the Committee.

     (2) Subject to Section 3(c) of the Plan, and subject to adjustments of share amounts allocated hereunder pursuant to Section
          7(a) of the Plan,

          (a)  during the period from March 30, 1993
               to December 31, 1993, inclusive (the
               "First  Allocation Period"), the
               Committee shall not grant options
               (including reload options) covering
               more than the number of shares of
               Primerica Common Stock set forth
               below (the "First Maximum Aggregate
               Grant Amount") to each of the follow-
               ing persons (the "Designated Execu-
               tives"): Sanford I. Weill, 2,058,000;
               Frank G. Zarb, 850,000; Robert I.
               Lipp, 185,000; James Dimon, 451,000;
               and Robert F. Greenhill, 1,333,333;
               and

          (b)  during the period from January 1,
               1994 through September 24, 1996,
               inclusive (the "Second Allocation
               Period"), the Committee shall not
               grant options (including reload op-
               tions) covering more than
               10,000,000 shares of Primerica Common
               Stock (the "Allocation Limit") to the
               group consisting of all executive
               officers of the Company named from
               time to time in the summary compensa-
               tion table set forth in the Company's
               proxy statement released to stock-
               holders in connection with any annual
               meeting during the Second Allocation
               Period (such group being designated
               herein as the "SCT Executives").  To
               the extent that each of the following
               persons shall fall within the defini-
               tion of SCT Executives, the Committee
               shall not grant options and reload
               options during the Second Allocation
               Period covering a number of shares of
               Primerica Common Stock in excess of
               the following amounts (each a "Second
               Maximum Aggregate Grant Amount"):
               Sanford I. Weill, 4,300,000; Frank G.
               Zarb, 520,000; Robert I. Lipp,
               350,000; James Dimon, 650,000; and
               Robert F. Greenhill, 1,333,000.  Any
               person who qualifies as an SCT Execu-
               tive who is not a Designated Execu-
               tive will have his or her Second
               Maximum Aggregate Grant Amount deter-
               mined by the Committee, if necessary,
               and, if necessary, such Amount shall
               be subject to the overall Allocation
               Limit and in no event will any SCT
               Executive (other than the Designated
               Executives) be allocated a Second
               Maximum Aggregate Grant Amount great-
               er than 1,000,000 shares.

II. A new Section 3(c) shall be added, to read in its entirety as follows:

          If, as a result of subsequent regulations or other interpretive guidance, the Com-mittee determines that (i) the inclusion of the Allocation Limit and/or the First and/or Second Maximum Aggregate Grant
          Amounts (as defined herein) is not re-
          quired in order for Option grants to Des-ignated or SCT Executives to qualify as performance-based compensation under the provisions of Section 162(m) of the Code, or (ii) Option grants to Designated or SCT
          Executives can qualify as performance-
          based compensation even if the Allocation
          Limit and/or the First and/or Second Maxi-mum Aggregate Grant Amounts were made less restrictive, the Committee will be enti-tled to amend the Plan accordingly (in-cluding amendments to adjust or eliminate altogether the Allocation Limit and/or
          First and/or Second Maximum Aggregate
          Grant Amounts).

III. Amendment No. 11 to the Option Plan is subject to
     receipt of stockholder approval, and shall take
     effect as follows: the provisions of Sec-
     tions 3(b)(2) and 3(c) (as amended hereby) shall
     take effect immediately upon receipt of the approval
     of stockholders (in accordance with the requirements
     of applicable law and Primerica's bylaws) provided,
                                               --------
     however, that if the restrictions established by
     -------
     Section (3)(b)(2) shall not have the effect of preserving the tax deductibility of grants under the Plan to the persons designated in such Section, the Committee shall be entitled to modify such Sec-tion 3(b)(2) to meet the requirements of the tax laws or to determine that such Section 3(b)(2) shall be null and void and of no effect whatsoever, not-withstanding the receipt of stockholder approval thereof.







































                            3